Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Commercial Mortgage Trust 2004-
GG1, Commercial Mortgage Pass-Through Certificates, Series 2004-GG1 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

Mellon Trust of New England, National Association
5,221,000
22%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co.
4,450,000
19%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase Bank NA
10,515,000
44%
14201 Dallas Parkway
Dallas, TX 75254

Northern Trust
1,540,000
6%
801 S. Canal C-IN
Chicago. IL 60607

SSB&T Co.
28,706,000
19%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Brown Brothers
8,675,000
5%
525 Washington Blvd.
New Port Towers
Jersey City, NJ 07302

Northern Trust
21,025,000
14%
801 S. Canal C-IN
Chicago. IL 60607

US Bank NA
18,290,000
12%
1555 N. Rivercenter Dr., Suite 0300
Milwaukee, WI 53212

The Bank of New York
8,590,000
5%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
51,150,000
34%
14201 Dallas Parkway
Dallas, TX 75254

The Bank of New York
76,629,000
28%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
30,787,000
11%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
45,776,000
16%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Fifth Third Bank
38,850,000
14%
38 Fountain Square Plaza
Mail Drop 1090F1
Cincinnati, OH 45263

JPMCB/Prudential
25,000,000
9%
14201 Dallas Pkwy, 12 th Floor
Dallas, TX 75240

PNC Bank NA
17,580,000
5%
8800 Tinicum Blvd
MS F9-F266-02-2
Philadelphia, PA 19153

Mellon Trust
41,640,000
14%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co.
154,270,000
52%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
The Bank of New York
19,030,000
6%
One Wall Street
New York, NY 10286

The Bank of New York
73,780,000
19%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
57,540,000
15%
14201 Dallas Parkway
Dallas, TX 75254

Mellon Trust
36,185,000
9%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Citibank
50,870,000
13%
3800 Citibank Center B3-15
Tampa, FL 33610

ML SFKPG
79,015,000
20%
4 Corporate Place
Piscataway, NJ 08854

SSB&T Co.
55,465,000
14%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

The Bank of New York
5,000,000
5%
One Wall Street
New York, NY 10286

Mellon Trust
75,000,000
75%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Citibank
15,000,000
15%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
5,000,000
5%
14201 Dallas Parkway
Dallas, TX 75254

Morgan Stanley
50,380,000
5%
One Pierrepont Plaza, Seventh Floor
Brooklyn, NY 11201

Nomura FIX
89,610,000
8%
2 World Financial Center, Bldg B
New York, NY 10281-1198
SSB&T Co.
152,951,000
15%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

The Bank of New York
129,039,000
12%
One Wall Street
New York, NY 10286

Citibank
58,010,000
5%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
235,975,000
23%
14201 Dallas Parkway
Dallas, TX 75254

Mellon Trust
98,872,000
9%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Northern Trust
53,652,000
5%
801 S. Canal C-IN
Chicago. IL 60607

B
The Bank of New York
20,000,000
32%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
25,000,000
40%
14201 Dallas Parkway
Dallas, TX 75254

Citibank
5,802,000
9%
3800 Citibank Center B3-15
Tampa, FL 33610

CS First Boston
10,000,000
16%
C/O ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

C
The Bank of New York
12,500,000
48%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
7,500,000
28%
14201 Dallas Parkway
Dallas, TX 75254

UBSSEC/CMO
6,021,000
23%
299 Park Avenue
New York, NY 10171

D
The Bank of New York
25,380,000
48%
One Wall Street
New York, NY 10286
Citibank
10,000,000
19%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
13,543,000
26%
14201 Dallas Parkway
Dallas, TX 75254

E
The Bank of New York
5,915,000
18%
One Wall Street
New York, NY 10286

Citibank
16,527,000
50%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
10,000,000
30%
14201 Dallas Parkway
Dallas, TX 75254